Exhibit 99.1

TheZenith

PRESS RELEASE

BUSINESS AND FINANCIAL EDITORS	STANLEY R. ZAX

FOR IMMEDIATE RELEASE

Chairman & President

818-713-1000

ZENITH DECLARES QUARTERLY DIVIDEND

WOODLAND HILLS, CALIFORNIA, September 2, 2004                        Zenith National Insurance Corp. (NYSE:ZNT) today declared a regular quarterly cash dividend of $0.28 per share on its outstanding shares.  The dividend is payable November 12, 2004 to stockholders of record at the close of business on October 29, 2004.

* * * * * * *